UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 26, 2005
                                                         ----------------


                              CSS Industries, Inc.
                              --------------------
             (Exact name of registrant as specified in its charter)


         Delaware                            1-2661             13-920657
-------------------------------         -----------------    -----------------
(State or other jurisdiction             (Commission          (IRS Employee
  of incorporation)                       File Number)      Identification No.)


1845 Walnut Street, Philadelphia, PA                            19103
--------------------------------------------              -------------------
(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code:           (215) 569-9900
                                                              --------------



                                 Not Applicable
 ------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 7.01 Regulation FD.

On January 26, 2005, the Company issued a press release announcing its financial results for the third quarter and nine months ended December 31, 2004. This information is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.


Item 9.01 Financial Statements and Exhibits.

     (c)  Exhibits

           The following exhibit is being furnished herewith:

              Exhibit No.                   Description
              -----------                   -----------
                  99.1                      Press Release dated January 26, 2005

                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CSS Industries, Inc.
                                            (Registrant)



                                            By:
                                            /s/ Clifford E. Pietrafitta
                                            ---------------------------
                                                Clifford E. Pietrafitta
                                                Vice President-Finance and
                                                Chief Financial Officer


Date:  January 26, 2005

                                     EXHIBIT

Exhibit No.                Description
-----------                -----------
99.1                       Press Release dated January 26, 2005.